Revenues	12 Months Ended
Aug. 31, 2020
Revenues [Abstract]
Revenues

14.        Revenues

August 31 2020 $		August 31 2019 $
Product sales	150,993	24,282
Licensing revenue (Note 11)	232,909	198,000
Freight revenue	641	328
	384,543	222,610

The Company recognized $232,909 of licensing revenue (2019 $198,000) and $150,993 of product revenues (2019 $24,282). Licensing revenue was significantly concentrated on one licensee and $121,906 of product revenues related to sales of our intermediate product for use by five customers in their products.

The licensing fees consist of IP licensing fees for transfer of the DehydraTECH technology with the signing of definitive agreements and usage fees. The licensing fees include payments due upon transfer of the technology and installment payments that are receivable within 12 months (Note 7).

As of August 31, 2020, we have $44,255 in deferred revenue from customers for production of intermediate products that are expected to be produced during our next fiscal quarter.